Exhibit 1

                       SECURITY CAPITAL GROUP INCORPORATED

                                  $200,000,000

                           Medium-Term Notes, Series B
                   Due Nine Months or More from Date of Issue

                             DISTRIBUTION AGREEMENT

                                December 20, 2000

J.P. Morgan Securities Inc.
Banc of America Securities LLC
Chase Securities Inc.
Deutsche Bank Securities Inc.
First Union Securities, Inc.
Goldman, Sachs & Co.
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

     Security Capital Group Incorporated, a Maryland corporation (the "Company") confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of its Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Securities") in an aggregate initial offering price of up to $200,000,000 (or the equivalent thereof in one or more foreign currencies or composite currencies), as such amount shall be reduced by the aggregate initial offering price of any other debt securities issued by the Company, whether within or without the United States ("Other Securities") pursuant to the registration statement referred to below, and agrees with each of you (individually, an "Agent", and collectively, the "Agents", which term shall include any additional agents appointed pursuant to Section 12 hereof) as set forth in this Agreement. The Securities will be issued under the Indenture, dated as of November 16, 1998, as supplemented by resolutions of the board of directors of the Company dated as of September 23, 1998 and by resolutions of the pricing committee of the board of directors of the Company dated as of December 1, 2000 (as so supplemented, the "Indenture") between the Company and State Street Bank and Trust Company (the "Trustee"). The Securities shall have the maturities, interest rates, redemption provisions, if any, and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.


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     On the basis of the  representations  and warranties herein contained,  but subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly to investors (other than broker-dealers) on its own behalf, the Company hereby (i) appoints the Agents as the exclusive agents of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company by others pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each such agreement a "Terms Agreement"), relating to such sale in accordance with Section 2(b) hereof.

     The Company has prepared and filed a registration statement on Form S-3 (No.333-64979) in respect of the Securities with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act supplements to the prospectus included in the Registration Statement that will describe certain terms of the Securities. The Registration Statement, including the exhibits thereto, as amended to the Commencement Date (as hereinafter defined) is hereinafter referred to as the "Registration Statement" and the prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to the Securities in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          1. Representations. The Company represents and warrants to, and agrees with, each Agent as of the Commencement Date, as of each date on which the Company accepts an offer to purchase Securities (including any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), as of each date the Company issues and sells Securities and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations and warranties shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):


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             (1)    the Registration Statement has been  declared  effective  by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented, if applicable) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they
          were  made,  not  misleading,   and  the  Prospectus,  as  amended  or
          supplemented at the Commencement Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i)
          that  part  of  the  Registration   Statement  which  constitutes  the
          Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein;

             (2) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (3) (i) Arthur Andersen, LLP, who have certified certain financial statements of the Company and its subsidiaries, ProLogis Trust ("ProLogis") and its subsidiaries and Homestead Village Incorporated ("Homestead") and its subsidiaries, (ii) KPMG LLP, who have certified certain financial statements of Archstone Communities Trust ("Archstone") and its subsidiaries, CarrAmerica Realty Corporation and its subsidiaries and Regency Realty Corporation and its subsidiaries, (iii) PricewaterhouseCoopers S.a.r.l., who have certified certain financial statements of Security Capital U.S. Realty ("USRealty") and its subsidiaries and Security Capital European Realty and its subsidiaries, and (iv) PricewaterhouseCoopers LLP, who have certified certain financial statements of Storage USA, Inc., City Center Retail Trust and Urban Growth Property Trust, are each independent public accountants as required by the Securities Act;

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             (4)    the financial statements and the related notes  thereto,  of
          (i) the Company and its  consolidated  subsidiaries,  (ii)  Archstone,
          (iii) ProLogis and (iv) USRealty included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the consolidated financial position of each such entity as of the dates indicated and the results of their respective operations and the changes in their respective consolidated cash flows for the period specified; the said financial statements have been prepared in
          conformity   with  United   States   generally   accepted   accounting
          principles, and with respect to USRealty, Luxembourg regulatory requirements, applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information required to be stated therein; the financial information and statistical data included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable;

               (5) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
          (i) any change in the capital stock (except for non-material changes due to (i) the grant or exercise of stock options and warrants and the conversion of shares of Class A Common Stock into shares of Class B Common Stock in the ordinary course or (ii) repurchases pursuant to the Company's announced stock buyback program as such may be amended or supplemented) or increase in the long-term debt of the Company,
          (ii) except for a sale of 3,750,000 common shares of Archstone which closed on December 1, 2000, any material change in the percentage amount of capital stock or voting power owned or controlled by the Company in Archstone, Homestead, ProLogis, USRealty, SC Capital Incorporated or SC Realty Incorporated (to the extent the Company continues to own at least 25% of the capital stock of the entity, each such entity shall be a "Principal Affiliate" and, collectively, shall be the "Principal Affiliates"), (iii) any change in the long-term debt of any Principal Affiliate which is material to the Company and its direct or indirect interests in the Principal Affiliates, taken as a whole (the "SCGI Group") or (iv) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, financial position, shareholders' equity or results of operations (a "Material Adverse Change") of the SCGI Group, in each case, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its Principal Affiliates has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the SCGI Group;

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             (6)    the  Company  has  been  duly  incorporated  and is  validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on or affect the business, prospects, financial position, shareholders' equity or results of operations (a "Material Adverse Effect") on the SCGI Group;

               (7) each of the Company's direct or indirect subsidiaries or affiliated entities identified in Schedule I hereto (each a "Specified Affiliate") has been duly organized and is validly existing as a corporation or real estate investment trust, as the case may be, under the laws of its jurisdiction of organization, with power and authority (corporate, trust and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect on the SCGI Group; and all the outstanding shares of stock or common shares of each Principal Affiliate owned directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and, with respect to Principal Affiliates that are corporations, non-assessable, and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, security interests and claims, except as set forth in the Prospectus;

             (8) the Company has the equity interest in Archstone, Homestead, ProLogis and USRealty in the percentage amounts set forth in the Prospectus, except for non-material changes due to the grant or exercise of stock options in the ordinary course;

             (9) each of this Agreement and any other applicable Terms Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, and except as rights to indemnity and contribution may be limited by applicable law;

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             (10)   the Securities have been duly authorized,  and, when issued, authenticated and delivered under the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement and any applicable Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement  enforceable  against  the  Company in  accordance  with its
          terms,  subject  to  bankruptcy,   insolvency,   fraudulent  transfer,
          reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and the Securities of any particular issuance of Securities and the Indenture will conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities, in all material respects;

             (11) none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System;

             (12) except as set forth in the Prospectus, neither the Company nor any of its Specified Affiliates is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its charter, declaration of trust, or by-laws, as applicable, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Specified Affiliates is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on the SCGI Group; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture, this Agreement and any Terms Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Specified Affiliates is a party or by which the Company or any of its Specified Affiliates is bound or to which any of the property or assets of the Company or any of its Specified Affiliates is subject except for such conflicts, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect on the SCGI Group, nor will any such action result in any violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Specified Affiliates or any of their respective properties except for such violations that would not reasonably be expected to have a Material Adverse Effect on the SCGI Group, nor will any such action result in any violation of the provisions of the charter (the "Charter") or the by-laws of the Company; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under state securities or Blue Sky laws in connection, with the purchase and distribution of the Securities by any Agent;

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             (13)   the Company is not and,  after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (14) other than as described in or contemplated by the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Specified Affiliates or any of their respective properties or to which the Company or any of its Specified Affiliates is or may be a party or to which any property of the Company or any of its Specified Affiliates is or may be subject which, if determined adversely to the Company or any of its Specified Affiliates, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect on the SCGI Group, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

             (15) the Company's authorized, issued and outstanding capitalization is as set forth in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

             (16) the Company and its Specified Affiliates have directly or indirectly good and marketable title in fee simple or in leasehold interest, as the case may be, to all items of real property and good and marketable title to all personal property owned by them except where the failure to have such good and marketable title would not be expected to have a Material Adverse Effect on the SCGI Group, in each case free and clear of all liens, encumbrances and defects except such as have been established or permitted to remain pursuant to financing arrangements entered into in the ordinary course of business or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by such entity; and any real property and buildings held under lease by the Company and its Specified Affiliates are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its Specified Affiliates;

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             (17)   the SCGI Group carries,  or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties;

             (18) except as would not have a Material Adverse Effect on the SCGI Group, (i) each of the Company and its Specified Affiliates owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and (ii) neither the Company nor any Specified Affiliate has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and each of the Company and its Specified Affiliates is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof except such as would not reasonably be expected to have a Material Adverse Effect on the SCGI Group;

             (19) there are no existing or, to the best knowledge of the Company, threatened employment or labor disputes with the employees of the Company or any of its Principal Affiliates which are reasonably likely to have a Material Adverse Effect on the SCGI Group;

             (20) the Company and its Principal Affiliates have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Principal Affiliate except such asserted or threatened deficiencies that would not reasonably be expected to have a Material Adverse Effect on the SCGI Group;

             (21) the Company and its Specified Affiliates (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect on the SCGI Group;

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             (22)   there are   no   costs  or   liabilities   associated   with
          Environmental   Laws  that  are  expected,   individually  or  in  the
          aggregate, to have a Material Adverse Effect on the SCGI Group;

             (23) except as described in or contemplated by the Prospectus, the Company and its Specified Affiliates own or possess all material licenses, inventions, copyrights, know-how (including trade secrets and other proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property rights ("Intellectual Property") currently employed by them in connection with the business now operated by them, and neither the Company nor any Specified Affiliate has received any notice of infringement of or conflict with asserted rights of others with respect to the Intellectual Property which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the SCGI Group;

             (24) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its Principal Affiliates for employees or former employees of the Company and its Principal Affiliates has been maintained in substantial compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); to the best knowledge of the Company, no prohibited transaction, within the meaning of
          Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in
          Section 412 of the Code has been incurred, whether or not waived;

             (25) USRealty is not a "passive foreign investment company" within the meaning of Section 1296(a) of the Code or subject to the accumulated earnings tax for United States income tax purposes;

             (26) on the date hereof, each of Archstone and ProLogis continues to satisfy the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and the rules and regulations thereunder and the Company reasonably expects that each of such entity's current method of operation will enable it to meet the requirements for taxation as a real estate investment trust under the Code for the fiscal year ending December 31, 2000;

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                                       9

             (27) the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities, and the Company has not distributed and has agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus, any preliminary prospectus filed with the Commission or other material permitted by the Securities Act; and

             (28) immediately after any sale of Securities by the Company hereunder or under any applicable Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          2. Solicitations as Agent; Purchases as Principal.

             (1) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. The Company may from time to time offer Notes for sale otherwise than through the Agents; provided, however, that so long as this Agreement shall be in effect the Company shall not solicit or accept offers to purchase, or sell, Securities or any other debt securities with a maturity at the time of original issuance of nine (9) months or more except pursuant to this Agreement and any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Securities Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities through any other agents without amending this Agreement to appoint such agents as additional Agents hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The consent of the then current Agents shall not be necessary for such purpose. In the absence of such an amendment, the Company may accept offers to purchase Notes from or through an agent other than the Agents, provided that (i) the Company shall not have solicited such offers, (ii) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement as if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement), and
          (iii) the Company shall provide the Agents with a copy of such agreement following the execution thereof. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf to investors (other than broker-dealers).
1
050966.2  10201 1256C  91920694

             The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Securities. Upon receipt of at least one business day's prior notice from the Company, each Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(l), 4(m) and 4(n); provided that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Securities or for a change that the Agents deem to be immaterial), including an amendment or supplement including or incorporating amended or supplemented financial information, no Agent shall be required to resume soliciting offers to purchase Securities until the Company has delivered such opinions, letters and certificates as such Agent may reasonably request.

             The Company agrees to pay each Agent, as consideration for the sale of each Security resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Security in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                      Commission percentage of
          Range of Maturities                      aggregate principal amount of
                                                          Securities sold

          From 9 months to less than 1 year......                          .125%

          From 1 year to less than 18 months.....                          .150%

          From 18 months to less than 2 years....                          .200%

          From 2 years to less than 3 years......                          .250%

          From 3 years to less than 4 years......                          .350%

          From 4 years to less than 5 years......                          .450%

          From 5 years to less than 6 years......                          .500%

          From 6 years to less than 7 years......                          .550%

          From 7 years to less than 10 years.....                          .600%

          From 10 years to less than 15 years....                          .625%

          From 15 years to less than 20 years....                          .675%

          From 20 years to 30 years..............                          .750%

          Greater than 30 years..................                              *

               *As agreed to by the Company and the applicable Agent at the time of sale.


1050966.2  10201 1256C  91920694

             The Agents are authorized to solicit offers to purchase Securities only in the principal amount of $1,000 (or, in the case of Securities not denominated in U.S. dollars, the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Securities not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency). Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its sole discretion, to reject any offer to purchase Securities, as a whole or in part, that it considers to be unacceptable and any such rejection shall not be deemed a breach of its agreements herein contained. The procedural details relating to the issue and delivery of Securities sold by an Agent as agent and the payment therefor are set forth in the Administrative Procedures (as hereinafter defined).

             (2)....Purchase  as  Principal.  Each  sale  of  Securities  to any
          Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement will be substantially in the form of Exhibit A hereto but may take the form of any exchange of any standard form of written communication between an Agent and the Company and may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein and in the applicable Terms Agreement set forth. Each agreement by an Agent to purchase Securities as principal (pursuant to a Terms Agreement or otherwise) shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Securities, the maturity date of such Securities, the interest rate or interest rate basis, if any, applicable to such Securities, any other terms of such Securities, the time and date and place of delivery of and payment for such Securities (the time and date of any and each such delivery and payment, the "Time of Delivery"), any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of Securities, and shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
          Section 4 hereof. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures.

1050966.2  10201 1256C  91920694

             (3)....Obligations  Several.  The  Company  acknowledges  that  the obligations of the Agents are several and not joint and, subject to the provisions of this Section 2, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Securities and as to the identity thereof.

             (4)....Administrative  Procedures.  The  Agents  and  the   Company
          agree to perform their respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (the "Administrative Procedures") attached hereto as
          Exhibit B, as the same may be amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

             (5)....Other  Securities.  The  Company  agrees  to   notify   each
          Agent of sales by the Company of Other Securities.

          3..Commencement Date. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date shall be delivered to the Agents at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or the first date on which the Company accepts an offer by any Agent to purchase Securities as principal (such time and date being referred to herein as the "Commencement Date").

          4..Covenants of the Company. The Company covenants and agrees with each Agent:

             (1)....to  cause  each  Prospectus  Supplement  to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act and to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Securities Act;

             (2)....to  deliver to the Agents  and  counsel  for  the Agents, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to the Agents as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Agents may reasonably request;

             (3)....from  the  date  hereof  and prior to the termination of the offering of the Securities pursuant to this Agreement or any Terms Agreement, to furnish to the Agents a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for review by the Agents, and not to file any such proposed amendment or supplement to which the Agents reasonably object;

1050966.2  10201 1256C  91920694

             (4)....to file  promptly  all  reports  and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Agents promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Securities so long as it is not reasonably satisfied with such document;

             (5)....if  at   any   time  when  a  prospectus  relating   to  the
          Securities is required to be delivered under the Securities Act, any event shall occur as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or, if in the opinion of the Agents or the Company, it is necessary at any time to amend or supplement the Prospectus to comply with law, to immediately notify the Agents by telephone (with confirmation in writing) and request each Agent (i) in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations and cease using the Prospectus as soon as practicable, but in any event not later than one business day later); and (ii) to cease sales of any Securities such Agent may then own as principal. If the Company shall decide to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any such amendment or supplement and any documents, opinions, letters and certificates furnished to the Agents pursuant to Sections 4(h), 4(l), 4(m) and 4(n) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Securities hereunder. Notwithstanding any other provision of this Section 4(e), until the distribution of any Securities any Agent may own as principal has been completed or in the event such Agent, in the opinion of its counsel, is otherwise required to deliver a prospectus in respect of a transaction in the Securities, if any event described in this Section 4(e) occurs the Company will, at its own expense, promptly prepare and file with the Commission an amendment or supplement, reasonably satisfactory in all respects to such Agent, that will correct such statement or omission or effect such compliance, will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request and shall furnish to such Agent pursuant Sections 4(h), 4(1), 4(m) and 4(n) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement;

1050966.2  10201 1256C  91920694

             (6)....to  make  generally  available  to  its security holders and to the Agents as soon as practicable earning statements covering periods of at least twelve months beginning, in each case, with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement with respect to each sale of Securities, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

             (7)....so long  as  any  Securities  are outstanding, to furnish to the Agents copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

             (8)....to  furnish  to  the  Agents   during  the   term   of  this
          Agreement such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Securities, this Agreement, the Administrative Procedures, any applicable Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request and shall notify the Agents promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any of securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

             (9)....that,  from  the  date  of  any applicable  Terms  Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the business day following the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities, without the prior written consent of such Agent;

1050966.2  10201 1256C  91920694

             (10)...to use the net proceeds of each offering of Securities in the manner specified in the Prospectus under "Use of Proceeds;"

             (11)...as long as any Securities are outstanding, not to be or become an open-end investment trust, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act;

             (12)...that (i) each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial), including an amendment or supplement including or incorporating amended or supplemented financial information and (ii) each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of an opinion under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of (y) counsel for the Company reasonably satisfactory to such Agent and (z) the General Counsel of the Company, each dated the date of such amendment or supplement, or the related Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the opinions referred to in Sections 6(c), 6(d) and 6(e) hereof, respectively, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinions, or, in lieu of such opinions, counsel and the General Counsel last furnishing such opinions, may furnish to the Agents a letter to the effect that such Agent may rely on the opinion of such counsel and such General Counsel which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to date of delivery of such letter);

1050966.2  10201 1256C  91920694

             (13)...that (i) each time the Registration Statement or the Prospectus shall be amended or supplemented to include or incorporate amended or supplemented financial information and (ii) each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of a letter under this Section 4(m) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its consolidated subsidiaries, Archstone, ProLogis and USRealty included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(f) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter with such changes as may be necessary to reflect such amended or supplemented financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented, provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date, as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent; and

             (14)...that (i) each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial), including an amendment or supplement including or incorporating amended or supplemented financial information and (ii) each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement or other agreement specific the delivery of a certificate under this Section 4(n) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the certificates referred to in Section 6(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of delivery of such certificate or to the effect that the statements contained in the certificate referred to in Section 6(b) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to such date).

     5....Cost  and  Expenses.  The  Company  covenants  and  agrees  with  each
Agent that the Company will, whether or not any sale of Securities is consummated, pay all costs and expenses incident to the performance of the Company's obligations hereunder and under any applicable Terms Agreement, including without limiting the generality of the foregoing, all reasonable costs, expenses, fees and disbursements (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee and of the Agents' counsel, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), including any fees, disbursements and expenses of the Agents' counsel, (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Agents (or in connection with any Terms Agreement, the applicable Agent) may designate (including reasonable fees of counsel for the Agents (or such Agent) and their disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc. in respect of the Securities, (vi) in connection with the preparation (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Agents and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vii) payable to rating agencies in connection with the rating of the Securities.

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

     6....Conditions.  The obligation of any  Agent, as agent  of  the  Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, and the obligation of any other purchaser to purchase Securities shall in each case be subject (1) to the condition that all representations and warranties of the Company herein and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof are true and correct (i) in the case of an Agent's obligation to solicit offers to purchase Securities, at and as of such Solicitation Time and (ii) in the case of any Agent's or any other purchaser's obligation to purchase Securities, at and as of the time the Company accepts the offer to purchase such Securities and, as the case may be, at and as of the related Time of Delivery or time of purchase; (2) to the condition that at or prior to such Solicitation Time, time of acceptance, Time of Delivery or time of purchase, as the case may be, the Company shall have complied with all its agreements and all conditions on its part to be performed or satisfied hereunder; and (3) to the following additional conditions when and as specified:

          (1)....Prior  to  such  Solicitation  Time  or  corresponding  Time of
     Delivery or time of purchase, as the case may be:

                 (1)....the Prospectus as amended or supplemented (including, if applicable, the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Agents;

                 (2)....there shall not have occurred any downgrading, nor shall
          any  notice  have  been  given  of  (A)  any   intended  or  potential
          downgrading or (B) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

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

                 (3)....since  the respective  dates as of which  information is given in the Prospectus, there shall not have been (i) any change in the capital stock (except for non-material changes due to the grant or exercise of stock options and warrants and the conversion of shares of Class A Common Stock into shares of Class B Common Stock in the ordinary course) or increase in the long-term debt of the Company,
          (ii) any material change in the percentage amount of capital stack or voting power owned or controlled by the Company in any Principal Affiliate, (iii) any change in the long term debt of any Principal Affiliate which is material to the SCGI Group or (iv) any Material Adverse Change in the SCGI Group, in each case, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented to such Solicitation Time or at the time such offer to purchase was made, the effect of which in the judgment of the applicable Agents makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented; and neither the Company nor any of its Principal Affiliates shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute, or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and except any such loss or interference that would not reasonably be expected to have a Material Adverse Effect on the SCGI Group;

                 (4)....(A)  trading  generally shall not have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) trading of any securities of or guaranteed by the Company shall not have been suspended on any exchange or in any over-the-counter market, (C) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities, or (D) there shall not have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of such Agent or Agents or of such other purchaser, is material and adverse and which in the judgment of such Agent or Agents or of other purchaser makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented at the Solicitation Time or at the time such offer to purchase was made.

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

          (2)....On  the  Commencement  Date, and  in  the case of a purchase of
     Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the relevant Agent or Agents shall have received a certificate of an executive officer of the Company satisfactory to the Agents, dated the Commencement Date or Time of Delivery, as the case may be, to the effect set forth in subsections (a)(i) and (ii) of this Section and to the further effect that (1) the representations and warranties of the Company contained herein are true and correct on and as of the Commencement Date or Time of Delivery, as the case may be, as if made on and as of such date, (2) the Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder or under the applicable Terms Agreement or other agreement at or prior to the Commencement Date or Time of Delivery, as the case may be, and (3) there has not occurred any Material Adverse Change in the SCGI Group from that set forth or contemplated in the Registration Statement or Prospectus;

          (3)....On  the Commencement  Date, and  in  the  case of a purchase of
     Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, counsel for the Company satisfactory to such Agent shall have furnished to the relevant Agent or Agents their written opinion(s), dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (1)......the  Company has been duly  incorporated  and is validly existing as a corporation under the laws of Maryland and in good standing with the State Department of Assessments and Taxation of Maryland, with corporate power to own its properties and conduct its business substantially as described in the Prospectus as then amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the SCGI Group;

               (2)......each  Principal  Affiliate has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or real estate investment trust, as the case may be, under the laws of its jurisdiction of incorporation or organization and the Principal Affiliates whose businesses are described in the Prospectus have the power and authority (corporate or other, as the case may be ) to own its properties and conduct its business substantially as described in the Prospectus; and all of the outstanding shares of stock or common shares of each Principal Affiliate owned directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and, with respect to Principal Affiliates that are corporations, non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as set forth in the Prospectus;

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                                       20

               (3)......other  than  as  described  in or  contemplated  by  the
          Prospectus, and to the best of such counsel's knowledge, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or any of its Principal Affiliates or any of their respective properties or to which the Company or any of its Principal Affiliates is or may be a party or to which any property of the Company or its Principal Affiliates is or may be subject which, if determined adversely to the Company or any of its Principal Affiliates, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect on the SCGI Group and, other than as described in or contemplated by the Prospectus and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

               (4)......each   of  this  Agreement  and  any  applicable   Terms
          Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and
          (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except as rights to indemnity and contribution hereunder may be limited by applicable law;

               (5)......the  Securities have been duly authorized by the Company and, when duly executed and delivered by the Company and authenticated in accordance with the terms of the Indenture and delivered to and paid for by any purchaser of Securities sold through an Agent as agent or any Agent as principal pursuant to any Terms Agreement or other agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

               (6)......the  Indenture  has been duly  authorized,  executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and
          (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

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                                       21

               (7)..... the Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus;

               (8)......neither  the Company nor any of its Principal Affiliates is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its charter, declaration of trust or by-laws or, to such counsel's knowledge, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Principal Affiliates is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on the SCGI Group; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture, this Agreement and any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Principal Affiliates is a party or by which the Company or any of its Principal Affiliates is bound or to which any of the property or assets of the Company or any of its Principal Affiliates is subject, nor will any such action result in any violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body known to such counsel having jurisdiction over the Company, its Principal Affiliates or any of their respective properties except for conflicts, breaches, defaults or violations which would not reasonably be expected to have a Material Adverse Effect on the SCGI Group or on the consummation of the transactions contemplated by this Agreement, any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal or the Indenture or on the validity and enforceability of the Securities and the Indenture, nor will any such action result in any violation of the provisions of the Charter or by-laws of the Company;

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                                       22

               (9)......no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal, or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Agents or consents, the failure of which to be obtained would not have a Material Adverse Effect on the SCGI Group or on the consummation of the transactions contemplated by this Agreement, any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal, or the Indenture or on the validity and enforceability of the Securities and the Indenture;

               (10).....the   statements  in  (A)  the  Basic  Prospectus  under
          "Description of Debt Securities" and "Plan of Distribution" and in the Prospectus Supplement specifically relating to the Securities under "Description of Notes," "Plan of Distribution" and "United States Taxation", (B) the Company's Annual Report on Form 10-K for the year ended December 31, 1999 under the caption "Item 1. Business-The Capital Division" and (C) the Company's Proxy Statement for its 2000 annual meeting of shareholders under the captions "Election of Directors-Outside Directors Plan", "Executive Compensation- 1998 Long-Term Incentive Plan", "Executive Compensation-1995 Option Plan", "Executive Compensation-Other Option Plans", and "Certain Relationships and Transactions" (or the statements in comparable sections as they may be renamed in future filings made with the Commission by the Company), insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents or proceedings;

               (11).....the   Registration  Statement  is  effective  under  the
          Securities Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceeding therefor initiated or threatened by the Commission; and

               (12).....such  counsel (A) is of the opinion  that each  document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) when filed with the Commission complied as to form in all material respects with the Exchange Act,
          (B) believes that (except for the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no belief) the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective, did not and, as of the date such opinion is delivered, does not, contain an untrue statement of a material fact or omit to state a material fact required

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                                       23
          to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and
          (D) believes that (except for the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no belief) the Prospectus, as amended or supplemented, if applicable, as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to
          Section  4(l)(i),  the opinion and belief set forth in clauses (C) and
          (D) above shall be deemed not to cover information concerning an offering of particular Securities to the extent such information will be set forth in a supplement to the Prospectus.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Agents' counsel) of other counsel reasonably acceptable to the Agents' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and its Principal Affiliates and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its Principal Affiliates. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied or such certificates is in form satisfactory to such counsel and, in such counsel's opinion, the Agents and they are reasonably justified in relying thereon. With respect to the matters to be covered in subparagraph (xii) above such counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof but is without independent check or verification except as specified. In rendering the opinion contained in paragraph (xii) (insofar as said opinion refers to information in the Prospectus under "Federal Income Tax Considerations") such opinion may be based upon (a) the Internal Revenue Code, as amended, and the rules and regulations promulgated thereunder, (b) Maryland law existing and applicable to the Company, (c) facts and other matters set forth in the Prospectus, and (d) certain statements and representations made by the Company to counsel for the Company, provided that such statements and representations are also set forth in a certificate to the Agents.

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                                       24

          (4).....On  the  Commencement  Date,  and in the case of a purchase of
     Securities by an Agent as principal pursuant to a Terms Agreement or other agreement, at the corresponding Time of Delivery, counsel for the Company satisfactory to such Agent, shall have finished to the Agents their written opinion, in form and substance reasonably satisfactory to the Agents, to the effect that the Company is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company" as such term is defined in the Investment Company Act.

          (5).....On  the   Commencement  Date, and in the case of a purchase of
     Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the General Counsel of the Company shall have furnished to the Agents his written opinion, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to the Agents, to the effect that:

                 (1)....other   than  as  set  forth  or   contemplated  in  the
          Prospectus and to the best of such counsel's knowledge, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or any of its Principal Affiliates or any of their respective properties or to which the Company or any of its Principal Affiliates is or may be a party or to which any property of the Company or its Principal Affiliates is or may be the subject which, if determined adversely to the Company or any of its Principal Affiliates, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect on the SCGI Group; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (2)....such  counsel  believes  that (other than the  financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no belief) the Prospectus did not, as of its date of issuance, and does not, as amended or supplemented, if applicable, as of the Time of Delivery, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (3)....neither  the Company nor any of its Principal Affiliates is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its charter, declaration of trust or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Principal Affiliates is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on the SCGI Group; the issue and sale of the Securities being delivered at the Time of Delivery and the performance by the Company of its obligations under the Securities, the Indenture, this Agreement and any applicable Terms Agreement or other agreement pursuant to which an

1050966.2  10201 1256C  91920694

          Agent purchases Securities as principal and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Principal Affiliates is a party or by which the Company or any of its Principal Affiliates is bound or to which any of the property or assets of the Company or any of its Principal Affiliates is subject, nor will any such action result in any violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body known to such counsel having jurisdiction over the Company, its Principal Affiliates or any of their respective properties except for such conflicts, breaches, defaults or violations which would not reasonably be expected to have a Material Adverse Effect on the SCGI Group nor will any such action result in any violation of the provisions of the Charter or by-laws of the Company;

                 (4)....to  the  best  of  such  counsel's  knowledge  based  on reasonable inquiry, the Company and each Principal Affiliate owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof except for such licenses, permits, certificates, consents, orders, approvals and other authorizations, declarations and filings as would not reasonably be expected to have a Material Adverse Effect on the SCGI Group and neither the Company nor, to the best of such counsel's knowledge based on reasonable inquiry, any Principal Affiliate has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, and, to the best of such counsel's knowledge based on reasonable inquiry, each of the Company and its Principal Affiliates is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of issuance of the Prospectus except for such laws and regulations as would not reasonably be expected to have a Material Adverse Effect on the SCGI Group; and

                 (5)....to  the  best  of  such  counsel's  knowledge  based  on reasonable inquiry, the Company and its Principal Affiliates (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect on the SCGI Group.

1050966.2  10201 1256C  91920694

                 (6)....On the Commencement  Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the independent certified public accountants who have certified the financial statements of the Company and its Principal Affiliates included or incorporated by reference in the Registration Statement and Prospectus, as then amended or supplemented, shall have furnished to the relevant Agent or Agents a letter, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance reasonably satisfactory to such Agent or Agents, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented;

                 (7)....On the Commencement  Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, counsel to the Agents shall have furnished to the relevant Agent or Agents such opinion or opinions, dated the Commencement Date or Time of Delivery, as the case may be, with respect to the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent or Agents may reasonably request, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters and, in rendering such opinion, such counsel may rely as to matters involving the application of the laws of the State of Maryland on the opinion of other counsel reasonably acceptable to counsel to the Agent; and

                 (8)....On the  Commencement  Date and at each Time of Delivery, the Company shall have furnished to the relevant Agent or Agents such further certificates and documents as such Agent or Agents shall reasonably request.

          7..... Indemnification   and   Contribution.  The  Company  agrees  to
     indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to

1050966.2  10201 1256C  91920694
     make the statements therein, in the case of the Prospectus or any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein; provided, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Agent (or to the benefit of the person controlling any Agent) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

          Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of
     Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration
     Statement the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person jointly with any other Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and in the reasonable opinion of counsel to the Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm shall be reasonably

1050966.2  10201 1256C  91920694
     satisfactory to the Indemnifying Person, and any such firm for the Agents and such control persons of the Agents shall be designated in writing by a majority in interest of the Agents who are Indemnified Parties and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of the Securities to which such loss, claim, damage or liability relates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate public offering price of such Securities. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and each Agent agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the

1050966.2  10201 1256C  91920694
     immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 7, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in the immediately preceding paragraph that were sold by or through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Agent to contribute pursuant to this Section 7 is several (in the proportion that the principal amount of the Securities the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Securities the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of
     (i) any termination of this Agreement, (ii) any investigation made by or on behalf of an Agent or any person controlling any Agent or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

          8....Termination.

               (1)..This Agreement may be terminated at any time (i) by the Company with respect to any or all of the Agents or (ii) by any Agent with respect to itself only, in each case upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the Agent or Agents that are parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Securities as principal (whether pursuant to a Terms Agreement or otherwise) and the termination of such an agreement shall not require termination of this Agreement. In the event this Agreement is terminated with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such termination and (z) in any event, the provisions of the fourth paragraph of Section 2(a), Section 2(c),

1050966.2  10201 1256C  91920694
          the last sentence of Section 4(e) and Sections 4(f), 4(g), 4(k), 5, 7, 9, 11 and 14 shall survive; provided that if at the time of termination an offer to purchase Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Securities has not yet occurred, the provisions of Sections 2(b), 2(d), 4(a) through 4(f), 4(j), 4(l) through 4(n) and 6 shall also survive. If any Terms Agreement is terminated, the provisions of the last sentence of Section 4(e) and Sections 2(b), 2(d), 4(a), 4(c), 4(d), 4(f), 4(g), 4(i), 4(k), 4(l) through 4(n), 5, 6, 7, 9, 11 and 14
          (which shall have been incorporated by reference in such Terms Agreement) shall survive.

               (2)..If this Agreement or any Terms Agreement shall be terminated by an Agent or Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or any Terms Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any Terms Agreement or any condition of any Agent's obligations cannot be fulfilled, the Company agrees to reimburse each Agent or such Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Agent or Agents in connection with this Agreement or the offering of Securities.

          9....Position  of  the  Agents.  Each  Agent, in  soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal and does not assume any obligation towards or relationship of agency or trust with any purchaser of Securities. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver
     Securities to a purchaser  whose offer it has  accepted,  the Company shall
     (i) hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default by the Company and
     (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          10...Notices. Except as otherwise specifically provided herein or in the Administrative Procedures, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents will be sent, in the case of J.P. Morgan Securities Inc., to 60 Wall Street, 5th Floor, New York, New York 10260 (Telecopy: (212) 648-5151) Attention: Transaction Execution Group; in the case of Banc of America Securities LLC, to 100 North Tryon Street, 7th Floor, Charlotte, North Carolina 28255 (Telecopy: (704) 388-9939) Attention: Lynn T. McConnell; in the case of Chase Securities Inc., to 270 Park Avenue, 8th Floor, New York, New York 10017 (Telecopy: (212) 834-6081) Attention:
     Medium-Term Note Desk; in the case of Deutsche Bank Securities Inc., to 130 Liberty Street - 25th Floor, New York, New York 10006 (Telecopy: (212)

1050966.2  10201 1256C  91920694

     669-0738) Attention: Edward Carey; in the case of First Union Securities, Inc., to 301 South College Street, 8th Floor, Charlotte, North Carolina 28288-0602 (Telecopy: (704) 383-9165) Attention: Keith Mauney - Corporate Syndicate Desk; in the case of Goldman, Sachs & Co., to 85 Broad Street, 29th Floor, New York, New York 10004 (Telecopy: (212) 902-0658) Attention:
     Ben Smilchensky - Medium-Term Note Trading; and, if sent to the Company, to it at SCGroup Incorporated, at 125 Lincoln Avenue, Santa Fe, New Mexico 87501 (facsimile number: (505) 988-8920); Attention: Jeffrey A. Klopf, Senior Vice President.

          11...Successors. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and their respective successors and the officers, directors and controlling persons referred to herein and (to the extent expressly provided in Section 6) the purchasers of Securities, and no other person shall acquire or have any right or obligation under or by virtue of this Agreement or any Terms Agreement.

          12...Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, without the consent of any Agent, amend this Agreement to add or remove as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto and the Company shall provide the Agents with a copy of such agreement following the execution thereof.

          13...Business Day. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day which is not a Saturday or Sunday or legal holiday or a day on which banks in New York City are required or authorized by law or executive order to close.

          14...Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

          15...Counterparts. This Agreement and any Terms Agreement may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

          16...Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

1050966.2  10201 1256C  91920694

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                                   Very truly yours,

                                                   SECURITY CAPITAL GROUP
                                                     INCORPORATED



                                                    By:  /s/ Jeffrey A. Klopf
                                                    ---------------------------
                                                    Name: Jeffrey A. Klopf
                                                    Title: Senior Vice President

Accepted in New York, New York,
as of the date first above written:

J.P. Morgan Securities Inc.


By:    /s/ Maria Sramek
       ---------------------------------
       Name: Maria Sramek
       Title: Vice President


Banc of America Securities LLC


By:    /s/ Lily Chang
       ---------------------------------
       Name: Lily Chang
       Title: Principal


Chase Securities Inc.


By:    /s/ Huw Richards
       ---------------------------------
       Name: Huw Richards
       Title: Vice President




1050966.2  10201 1256C  91920694

Deutsche Bank Securities Inc.


By:    /s/ Dan Benton                               /s/ Christopher Whitman
       ---------------------------------            ----------------------------
       Name: Dan Benton                             Name: Christopher Whitman
       Title: Managing Director                     Title:  Managing Director

First Union Securities, Inc.


By:    /s/ William Ingram
       ---------------------------------
       Name: William Ingram
       Title:  Managing Director

Goldman, Sachs & Co.


By:    /s/ Goldman, Sachs & Co.
       ---------------------------------
       Name:
       Title:

1050966.2  10201 1256C  91920694

                                                                       Exhibit A

                       SECURITY CAPITAL GROUP INCORPORATED

                           MEDIUM TERM NOTES, SERIES B

                                 TERMS AGREEMENT


                                                          ________________, 200_

Security Capital Group Incorporated
c/o SCGroup Incorporated
7777 Market Center Avenue
El Paso, Texas 79912


Attention:
           ---------------------------------

         Re: Distribution Agreement dated as of December 20, 2000 (the "Distribution Agreement"
                  -------------------------------------------------------


         The undersigned agrees to purchase your Medium-Term Notes, Series B having the following terms:

         Specified Currency:
                               -------------------------------------------

         Principal Amount:
                               -------------------------------------------

         Original Issue Date:
                               -------------------------------------------

         Settlement Date, Time and Place:
                                         ---------------------------------

         Maturity Date:
                       ---------------------------------------

         Purchase Price: _______% of Principal Amount, plus accrued interest, if any, from Settlement Date

         Price to Public: _______% of Principal Amount, plus accrued interest, if any, from Settlement Date

         Redemption Date (Dates):                    , commencing



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         Initial Redemption Price:

         Annual Redemption Price decrease:

         Repayment Date (Dates):

         Repayment Price:

         Initial accrual period OID:

         Original Yield to Maturity:


(For Fixed Rate Notes)

         Interest Rate:
                       ---------------------------------------

         Applicability of modified payment upon acceleration:

         If yes, state issue price:

         Amortization schedule:


(For Floating Rate Notes)

         Initial Interest Rate:
                               -------------------------------

         Interest Rate Basis (Commercial Paper, LIBOR,
         Treasury,                  ):
                   -----------------    ----------------------

         Index Maturity (30, 60, 90 days, 6 months, 1 year, other):

         Interest Reset Period (monthly, quarterly, semiannually, annually):

         Interest Payment Period (monthly, quarterly, semiannually, annually):

         Spread:                                      points (+/-)
                  -----------------------------------

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         Spread Multiplier:                                            %
                            -------------------------------------------

         Maximum Interest Rate:                               %
                                ------------------------------

         Minimum Interest Rate:                               %
                                ------------------------------

         Initial Interest Reset Date:
                                      ---------------------------------

         Interest Reset Dates:
                               ----------------------------------------

         Interest Determination Dates:
                                       -----------------------

         Interest Payment Dates:
                                 -----------------------------

         Calculation Agent:
                            -------------------------------------------

Other terms of Securities:

         For purposes of Section l(a) and Section 7 of the Distribution Agreement, it is agreed that the only written information furnished by the Agent to the Company expressly for use in the Registration Statement and the Prospectus is (a) the information in the last paragraph on the cover page of the prospectus supplement specifically relating to the Securities, (b) the information regarding stabilization in the first paragraph on the inside front cover page of the prospectus supplement specifically relating to the Securities and (c) under the caption "Plan of Distribution" in the prospectus supplement specifically relating to the Securities, the information in (i) the third and fourth sentences of the second paragraph and (ii) the first sentence of the eighth paragraph.

Provisions relating to Agent default, if any:

         The provisions of Sections 1, 2(b) and 2(d) and 4 through 7, 10, 11 and 14 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

         This Agreement is subject to termination in our absolute discretion on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions set forth in the last sentence of Section 8 of the Distribution Agreement shall survive for the purposes of this Agreement.



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
         The  certificate  referred  to in  Section  4(n)  of  the  Distribution
Agreement, the opinions referred to in Section 4(l) of the Distribution Agreement and the accountants' letter referred to in Section 4(m) of the Distribution Agreement will be required.

                                                 [Agent]


                                                  By:
                                                     ---------------------------
                                                             (Title)

Accepted:

Security Capital Group Incorporated


By:
   -----------------------------------------
         (Title)


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

                                                                       Exhibit B

                       SECURITY CAPITAL GROUP INCORPORATED
                           MEDIUM-TERM NOTES, SERIES B
                            ADMINISTRATIVE PROCEDURES

     The Medium-Term Notes, Series B, Due Nine Months or More from Date of Issuance (the "Notes"), are to be offered on a continuous basis by Security Capital Group Incorporated (the "Company"). Each of J.P. Morgan Securities Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., First Union Securities, Inc. and Goldman, Sachs & Co. (each an "Agent") has agreed to solicit offers to purchase the Notes in registered form. The Notes are being sold pursuant to a Distribution Agreement dated as of December 20, 2000 (the "Agreement") between the Company and the Agents. In the Agreement, each Agent has agreed to use reasonable efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account and, if such Agent so elects, the Company and such Agent will enter into a Terms Agreement, as contemplated by the Agreement. The Company may also solicit offers to purchase and may sell Notes directly on its own behalf to investors (other than broker-dealers).

     The Notes will be issued under an Indenture (the "Indenture"), dated as of November 16, 1998, between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes, and will perform the duties specified herein. Notes will bear interest at a fixed rate (the "Fixed Rate Notes"), which may be zero in the case of certain original issue discount notes (the "OID Notes"), or at floating rates (the "Floating Rate Notes"). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes ("Amortizing Notes"). Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

     Book-Entry Notes, which may be payable solely in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Agreement, the Prospectus (as defined in the Agreement), the Indenture or the Notes shall be used herein as therein defined.



PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

         In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in


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accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of the date hereof (the "Letter of Representation"), and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of September 27, 1989, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:
                    On any date of Settlement (as defined under "Settlement" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to U.S. $200,000,000 principal amount of all such Notes that have the same Maturity Date, redemption or repayment provisions, Interest Payment Dates, Original Issue Date, original issue discount provisions (if any), and, in the case of Fixed Rate Notes, Interest Rate, amortization schedule (if any) or, in the case of Floating Rate Notes, Initial Interest Rate, Interest Payment Dates, Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any) and, in each case, any other relevant terms (collectively "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an "Interest Accrual Date," which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security (or any portion thereof) issued subsequently upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global Security. Book-Entry Notes may only be denominated and payable in U.S. dollars. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note. No Note issued between a Regular Record Date and the related Interest Payment Date shall be issued as a Global Security within the meaning of the Indenture.

Identification
Numbers:
                    The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of approximately 900 CUSIP numbers (including tranche numbers) for assignment to the Global Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and has

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
                    delivered to the Trustee and DTC the written list of 900 CUSIP numbers of such series. The Trustee will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, the Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.
                    Registration: Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the security register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more participants in DTC designated by such owner) will designate one or more participants in DTC with respect to such Note (the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.
Transfers:
                    Transfers of a Book-Entry Note will be accompanied by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:
                    The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent Book-Entry Notes having the same Terms and for which interest has been paid to the same date,
                    (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to

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
                    be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:
                    Each Book-Entry Note will mature on a date nine months or more from its date of issue.

Notice of Redemption
and the Repayment
Dates:
                    The Trustee will give notice to DTC prior to each Redemption Date or Repayment Date (as specified in the Note), if any, at a time and in the manner set forth in the Letter of Representation.

Denominations:
                    Book-Entry Notes will be issued in principal amounts of $1,000 and integral multiples thereof. Global Securities will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

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Interest:
                    General. Interest on each Book-Entry Note will accrue from the Interest Accrual Date of the Global Security representing such Note. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes with respect to which the Interest Reset Period is daily or weekly, interest payable on any Interest Payment Date (other than interest payable on any date on which principal thereof is payable, and, if the Note is a Book Entry Gap Note (as defined below), other than interest payable on the first Interest Payment Date after the Original Issue Date thereof) will include interest accrued through and including the Regular Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment, as the case may be. Interest payable at the maturity or upon redemption or repayment of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                    Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                    Fixed Rate Book-Entry Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes, other than Amortizing Notes, will be made semiannually on March 15 and September 15 of each year, and at maturity or upon any earlier redemption or repayment and principal and interest payments on Book-Entry Amortizing Notes will be made semiannually on April 1 and October 1 of each year or quarterly on January 1, April 1, July 1 and October 1 of each year, and at maturity (or any redemption or repayment date); provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date or an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date. If any Interest Payment Date for a Fixed Rate Book-Entry Note is

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
                    not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                    Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semiannually or annually. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Book-Entry Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Book-Entry Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and in the case of Floating Rate Book-Entry Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and the related Interest Payment Date (a "Book-Entry Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date, and in such case, notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect until the first Interest Reset Date occurring on or subsequent to such Interest Payment Date.

                    Notice of Interest Payment and Regular Record Dates. On the first Business Day of March, June, September and December of each year, the Trustee will deliver to the Company and DTC a written list of Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each

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
                    date upon which interest is determined for Floating Rate Notes issued in book-entry form, the Calculation Agent will notify the Company, the Trustee and Standard & Poor's Corporation of the interest rates determined on such dates.

Calculation of
Interest:
                    Fixed Rate Book-Entry Notes. Interest on Fixed Rate Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                    Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of
Principal and
Interest:
                    Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to DTC and upon request, the Company, a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security other than an Amortizing Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. DTC will confirm the amount payable on each such Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to each Interest Payment Date at the time and in the manner set forth in the Letter of Representation. The Trustee will provide notice to the Company of the aggregate amount of interest to be paid on all Global Securities (other than Amortizing Notes) promptly after each Regular Record Date. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (and, in the case of an Amortizing Note, principal and interest) (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

                    Payments at Maturity or Upon Redemption or Repayment. On or about the 15th business day preceding the Maturity Date or redemption or repayment date of a Global Security, the Trustee will deliver to the Company and DTC a written list

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
                    of principal and interest to be paid on each Global Security other than an Amortizing Note maturing either at maturity or on a redemption or repayment date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or redemption or repayment date of such Global Security. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to the Maturity Date and any redemption or repayment date, as the case may be, at the times and in the manner set forth in the Letter of Representation. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity Date or redemption or repayment date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment."

                    Payments Not on Business Days. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing Fixed Rate Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing a Floating Rate Book-Entry Note would otherwise fall on a day that is not a Business Day, the payment due on such day shall be made on the next succeeding day that is a Business Day with respect to such Notes with the same effect as if such Business Day were the Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Book-Entry LIBOR Notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date or redemption or repayment date shall be the immediately preceding day that is a Business Day with respect to such Book-Entry LIBOR Notes. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption or repayment date of such Global Security, the Trustee will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. Upon request, the Trustee will deliver to the Company a written statement

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
                    indicating  the  total   principal   amount  of  outstanding
                    Book-Entry  Notes as of the immediately  preceding  Business
                    Day.

                    Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at maturity or upon redemption or repayment shall be paid by the Company to the Trustee in funds available far immediate use by the Trustee as of 9:30 a.m. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Trustee or by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10 a.m. (New York City time) on each Maturity Date or redemption or repayment date or, if either such date is not a Business Day, as soon as possible thereafter, following receipt of such funds from the Company the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or redemption or repayment date. On each Interest Payment Date or, if any such date is not a Business Day, as soon as possible thereafter, interest payments and, in the case of Amortizing Notes, interest and principal payments shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                    Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments directly to the beneficial owner of such Note.

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

Preparation of
Pricing Supplement:
                    If any order to purchase a Certified Note is accepted by or on behalf of the Company, the Company will prepare a pricing supplement ("Pricing Supplement") reflecting the terms of such Note and will arrange to file the appropriate number of copies of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall request by the close of business on the following Business Day and shall deliver a copy of such Pricing Supplement to the Trustee. The relevant Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                    In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:
                    The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business Day following such acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement
Procedures:
                    Settlement Procedures with regard to each Book-Entry Note sold by the Company to or through an Agent shall be as follows (unless otherwise specified pursuant to a Terms Agreement):

                    A. The relevant Agent will advise the Company by facsimile transmission or other acceptable means that such Note is a Book-Entry Note and of the following settlement information:

                         1.   Principal amount.

                         2.   Maturity Date.

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

                         3. In the case of a Fixed Rate Note, the Interest Rate whether such Note will pay interest annually or semi-annually and whether such Note is an
                              Amortizing Note and, if so, the Amortization Schedule, or, in the case of a Floating Rate Book-Entry Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), including the Initial Interest Payment Date, Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), the Minimum Interest Rate (if any) and the Maximum Interest Rate (if any).

                         4.   Redemption or repayment provisions, if any.

                         5.   Settlement date and time.

                         6.   Price.

                         7. Agent's or Agents' commission, if any, determined as provided in the Agreement.

                         8.   Net proceeds to the Company.

                         9. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID.

                         10.  Any other applicable Terms.

                    B.   The  Company  will  advise  the  Trustee  by  facsimile
                         transmission   or   other   acceptable   means  of  the
                         information set forth in Settlement Procedure "A" above. The Trustee will then assign a CUSIP number to the Global Security representing such Note and will notify the Company and the Agent of such CUSIP number by telephone or electronic transmission (confirmed in writing) as soon as practicable.

                    C. Based on information provided to it by the Company, the Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the relevant Agent and Standard & Poor's Corporation:

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                                       11

                         1.   The information set forth in Settlement  Procedure
                              "A".

                         2. The Initial Interest Payment Date for such Note, the number of days by which such date succeeds the related DTC Record Date (which in the case of Floating Rate Notes which reset daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Regular Record Date as defined in the Note) and, if known, the amount of interest payable on such Initial Interest Payment Date.

                         3.   The   CUSIP   number   of  the   Global   Security
                              representing such Note.

                         4. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time) and whether such Note is an Amortizing Note (by an appropriate notation in the comments field of DTC's Participant Terminal System).

                         5. The DTC participant number of the institution through which the Company will hold the Book-Entry Note.

                         D. The Company will complete the Global Security representing such Note and deliver it to the Trustee.

                         E. The Trustee will authenticate the Global Security representing such Note in accordance with the terms of the written order of the Company then in effect.

                         F.   DTC  will  credit  such  Note  to  the   Trustee's
                              participant account at DTC.

                         G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the relevant Agent's participant account and
                              (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission, if any. The entry of such a

1050966.2  10201 1256C  91920694
                              deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                         H. Unless the relevant Agent purchased such Note as principal, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement account of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                         I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                         J. The Trustee, upon confirming receipt of such funds, will credit to the U.S. dollar account of the Company maintained at a bank in New York City, notified to the Trustee from time to time, in funds available for immediate use in the amount transferred to the Trustee, in accordance with Settlement Procedure "G".

                         K. Unless the relevant Agent purchased such Note as principal, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                         L. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

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                                       13

Settlement:
                    For sales by the Company of Book-Entry Notes to or through an Agent (unless otherwise specified pursuant to a Terms Agreement), Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                    Settlement
                    Procedure     Time
                    ----------    ----

                    A             11:00 a.m.on  the first business day after the
                                  sale date
                    B             12:00 noon on the first business day after the
                                  sale date
                    C             2:00 p.m. on  the first business day after the
                                  sale date
                    D             2:00 p.m.on the day before the settlement date
                    E             9:00 a.m. on settlement date
                    F             10:00 a.m. on settlement date
                    G-H           2:00 p.m. on settlement date
                    I             4:45 p.m. on settlement date
                    J-K           5:00 p.m. on settlement date

                    If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 noon and 2:00 p.m., respectively, on the second Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date. If settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:
                    If the Trustee fails to enter an SDFS deliver order with with respect to a Book-Entry Note pursuant to Settlement Procedure "G", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is

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                                       14
                    at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "cancelled," make appropriate entries in the Trustee's records and send such cancelled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                    If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "H", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                    Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any action in accordance with its SDFS operating procedures then in effect.

                    In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "E" and "G", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

Posting Rates by
Company:
                    The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities

1050966.2  10201 1256C  91920694
                    for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agent.

Trustee Not To
Risk Funds:
                    Nothing herein shall be deemed to require the Trustee 1 to risk or expend its own funds in connection with any payments to the Company, the Agents, DTC or any holders of Notes, it being understood by all parties that payments made by the Trustee to the Company, the Agents, DTC or any holders of Notes shall be made only to the extent that funds are provided to the Trustee for such purpose.


PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

 The Trustee will serve as registrar in connection with the Certificated Notes.

Issuance:
                    Each Certificated Note will be dated and issued as of the date of its authentication by the Trustee. Each Certificated Note will bear an Original Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or any portion thereof) issued subsequently upon exchange of a Certificated Note, or in lieu of a destroyed, lost or stolen Certificated Note, the original issuance date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note. No Note issued between a Regular Record Date and the related Interest Payment Date shall be issued as a Certificated Note within the meaning of the Indenture.

Registration:       Certificated Notes will be issued only in  fully  registered form without coupons.


Transfers and
Exchanges:
                    A Certificated Note may be presented for transfer or exchange at the principal corporate trust office of the Trustee. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

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                                       16

Maturities:
                    Each Certificated Note will mature on a date nine months or more from its date of issue.

Currency:
                    The currency denomination with respect to any Certificated Note and the currency of payment of interest and principal with respect to any such Certificated Note shall be as set forth therein and in the applicable pricing supplement.

Denominations:
                    Unless otherwise provided in a Prospectus Supplement, the denomination of any Certificated Note will be a minimum of $1,000 (or in the case of Notes not denominated in U.S. dollars, the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) and integral multiples of $1,000 (or in the case of Notes not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency).

Interest:
                    General. Interest on each Certificated Note will accrue from the Original Issue Date of such Note for the first interest period and from the most recent date to which interest has been paid for all subsequent interest periods. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes with respect to which the Interest Reset Period is daily or weekly, interest payable on any Interest Payment Date (other than interest payable on any date on which principal thereof is payable, and, if the
                    Note is a Certificated Gap Note (as defined below), other than interest payable on the first Interest Payment Date after the Original Issue Date thereof) will include interest accrued through and including the Regular Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment, as the case may be.

                    Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date in respect of a Certificated Note shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                    Fixed Rate Certificated Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Certificated Notes, other than Amortizing Notes, will be made semiannually on April 1 and

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                                       17

                    October 1 of each year (or, if so indicated in such Note, annually on April 1 of each year), and at maturity or upon any earlier redemption or repayment and principal and interest payments on Certificated Amortizing Notes will be made semiannually on April 1 and October 1 of each year or quarterly on January 1, April 1, July 1 and October 1 of each year, and at maturity (or any redemption or repayment date); provided, however that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                    Floating Rate Certificated Notes. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semiannually or annually. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Certificated Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December, as specified pursuant to Settlement Procedure "A(Degree)" below; in the case of Floating Rate Certificated Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Certificated Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and in the case of Floating Rate Certificated Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and the related Interest Payment Date (a "Certificated Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date, and in such case, notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect until the first Interest Reset Date occurring on or subsequent to such Interest Payment Date.

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                                       18

                    Notice of Interest Payment and Regular Record Dates. On the first Business Day of March, June, September and December of each year, but only upon the request of the Company, the Trustee will deliver to the Company a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Certificated Notes during the six-month period beginning on such first Business Day. Promptly after each date upon which interest is determined for Floating Rate Notes issued in certificated form, the Calculation Agent will notify the Company and the Trustee of the interest rates determined on such dates.

Calculation of
Interest:
                    Fixed Rate Certificated Notes. Interest on Fixed Rate Certificated Notes (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                    Floating Rate Certificated Notes. Interest rates on Floating Rate Certificated Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal
and Interest:
                    The Company will pay the Trustee, as Paying Agent, the principal amount of each Certificated Note (other than an Amortizing Note), together with interest due thereon, at its Maturity Date or upon redemption or repayment of such Note in funds available for immediate use by the Trustee. In the case of an Amortizing Note, the Company will pay the Trustee, as Paying Agent, the principal amount due on such Note on such date, together with interest due thereon, at its Maturity Date or upon redemption or repayment of such Note on such date, together with interest due thereon, at its Maturity Date or upon redemption or repayment of such
                    Note in funds available for immediate use by the Trustee. The Trustee will pay such amount to the holder of such Note at its Maturity Date or upon redemption or repayment of such Note upon presentation and surrender of such Note to the Trustee. Such payment, together with payment of interest due at maturity or upon redemption or repayment, will be made in funds available for immediate use by the holder of such Note. Promptly after such presentation and surrender, the Trustee will cancel such Certificated Note in accordance

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
                    with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. Unless otherwise specified in the applicable Pricing Supplement, all interest payments on a Certificated Note or, in the case of a Certificated Amortizing Note, payments of principal and interest (other than interest (or interest and principal) due at maturity or upon redemption or repayment) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such Note and the Indenture; provided, however, that (i) the holder of $1,000,000 or more of Notes having the same Interest Payment Date will be entitled to receive payment by wire transfer of immediately available funds and (ii) unless otherwise specified in the applicable Pricing Supplement or unless alternative arrangements are made, payments on Notes in a currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States and, with respect to clauses (i) and (ii) above, the holder of such Notes will provide the Trustee with appropriate and timely wire transfer instructions.

                    Promptly after each Regular Record Date, the Trustee will deliver to the Company a written notice specifying the aggregate amount of interest to be paid on all Notes other than an Amortizing Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. In the case of Amortizing Notes, the Trustee will provide written notice to the Company specifying the amount of interest and principal to be paid on each Amortizing Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. Interest at maturity or upon redemption or repayment will be payable to the person to whom the payment of principal is payable. On or about the first Business Day of each month, if applicable, the Trustee will deliver to the Company a written list of principal and interest, to the extent ascertainable, to be paid on all Notes including Amortizing Notes maturing or to be redeemed or repaid in the following month, if any. The Trustee, if it is acting as Paying Agent, will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

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

                    If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Fixed Rate Certificated
                    Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Floating Rate Certificated Note would otherwise fall on a day that is not a Business Day with respect to such Note, the payment due on such day shall be made on the next succeeding day that is a Business Day with respect to such Note with the same effect as if such Business Day were the stated Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Certificated LIBOR Notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date, Maturity Date or redemption or repayment date shall be the immediately preceding day that is a Business Day with respect to such Certificated LIBOR Notes.

Preparation of
Pricing Supplement:
                    If any order to purchase a Certificated Note is accepted by or on behalf of the Company, the Company will prepare a Pricing Supplement reflecting the terms of such Note and will arrange to file the appropriate number of copies of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall request by the close of business on the following Business Day. The relevant Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                    In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:
                    The receipt by the Company of immediately available funds in payment for an authenticated Certificated Note delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business Day following such acceptance pursuant to the

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
                    timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the second Business Day following such acceptance.

Settlement
Procedures:
                    Settlement Procedures with regard to each Certificated Note sold by the Company to or through an Agent shall be as follows (unless otherwise specified pursuant to a Terms Agreement):

                    A. The relevant Agent will advise the Company by facsimile transmission or other acceptable means that such Note is a Certificated Note and of the following settlement information:

                         1. Name in which such Note is to be registered ("Registered Owner").

                         2. Address of the Registered Owner and address for payment of principal and interest.

                         3. Taxpayer identification number of the Registered Owner (if available).

                         4.   Currency or currency unit,  principal  amount and,
                              if  different,   currency  in  which  payments  of
                              principal and interest may be made.

                         5.   Maturity Date.

                         6. In the case of a Fixed Rate Certificated Note, the Interest Rate, whether such Note will pay interest annually or semi-annually and whether such Note is an Amortizing Note and, if so, the Amortization Schedule, or, in the case of a Floating Rate Certificated Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), the Minimum Interest Rate (if any) and the Maximum Interest Rate (if any).

                         7.   Redemption or repayment provisions, if any.


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
                         8.   Settlement date and time.

                         9.   Price.

                         10. Agent's or Agents' commission, if any, determined as provided in the Agreement.

                         11.  Denominations.

                         12.  Net proceeds to the Company.

                         13. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID.

                         14.  Any other applicable Terms.

                    B.   The  Company  will  advise  the  Trustee  by  facsimile
                         transmission   or   other   acceptable   means  of  the
                         information set forth in Settlement Procedure "A" above.

                    C. The Company will have delivered to the Trustee a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the Trustee:

                         1.   Note with customer confirmation.

                         2.   Stub One - For the Trustee.

                         3.   Stub Two - For the relevant Agent.

                         4.   Stub Three - For the Company.

                    D. The Trustee will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the relevant Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence (supplied by the Company) that instructions have been given by such Agent for payment to the account of the Company

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                                        23
                         maintained at the Trustee, Boston, Massachusetts (or, with respect to Notes payable in a Specified Currency other than U.S. dollars, to an account maintained at a bank selected by the Company notified to the relevant Agent from time to time in writing) in funds available for immediate use, of an amount equal to the price of such Note less such Agent's commission, if any. In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                    E. Unless the relevant Agent purchased such Note as principal, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                    F. The Trustee will send Stub Three to the Company by first-class mail. Periodically, upon the reasonable request of the Company, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures
Timetables:
                    For sales by the Company of Certificated Notes to or through an Agent (unless otherwise specified pursuant to a Terms Agreement), Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times (New York City time) set forth below:

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                                       24

                     Settlement
                     Procedure        Time
                     ---------        ----

                     A                2:00 p.m. on day before settlement date
                     B                3:00 p.m. on day before settlement date
                     C-D              2:15 p.m. on settlement date
                     E                3:00 p.m. on settlement date
                     F                5:00 p.m. on settlement date

Failure to Settle:
                    If a purchaser fails to accept delivery of and make payment for any Certificated Note, the relevant Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company (such reimbursement for loss of the use of such funds to be based on the federal funds effective rate then in effect). Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled", make appropriate entries in the Trustee's records and send such Note to the Company.

Posting Rates
by Company:
                    The Company and the Agents will from time to time post the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Trustee Not to
Risk Funds:
                    Nothing herein shall be deemed to require the Trustee or the Paying Agent to risk or expend its own funds in connection with any payments to the Company, the Agents or any holders of Notes, it being understood by all parties that payments made by the Trustee or the Paying Agent to the Company, the Agents or any holders of Notes shall be made only to the extent that funds are provided to the Trustee or the Paying Agent for such purpose.


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                                       25

                                                                      Schedule I

                              Specified Affiliates

                                                                 Jurisdiction of
 Name                                                            Formation


 BelmontCorp                                                     Maryland
 Capital Division Incorporated                                   Maryland
 Real Estate Protection Mutual Limited                           Bermuda
 SC Group Incorporated                                           Texas
 SC Capital Incorporated                                         Nevada
 SC Transaction Corporation                                      Maryland
 SC Realty Incorporated                                          Nevada
 SC Realty Shares Limited                                        Bermuda
 Security Capital BVI Holdings Incorporated                      Maryland
 Security Capital Financial Services Group Incorporated          Delaware
 Security Capital Global Capital Management Group                Delaware
          Incorporated
 Security Capital Investment Research Incorporated               Delaware
 Security Capital Markets Group Incorporated                     Delaware
 Security Capital Real Estate Mutual Funds Incorporated          Maryland
 Security Capital Real Estate Research Group Incorporated        Maryland
 Security Capital Financial Holdings L.L.C.                      California
                                                                  Security
                                                                  Capital (EU)
                                                                  Management
                                                                  Holdings S.A.
                                                                  Luxembourg
 Security Capital Markets Group Limited                          United Kingdom
 Security Capital (UK) Management Limited                        United Kingdom
 Security Capital U.S. Realty Management S.A.                    Luxembourg
 Security Capital European Services S.A.                         Luxembourg

 Archstone Communities Trust                                     Maryland

 Homestead Village Incorporated                                  Maryland

 ProLogis Trust                                                  Maryland

 Security Capital Preferred Growth Incorporated                  Maryland

 Security Capital U.S. Realty                                    Luxembourg
 Security Capital Holdings S.A.                                  Luxembourg
 CarrAmerica Realty Corporation                                  Maryland
 City Center Retail Trust                                        Maryland
 CWS Communities Trust                                           Maryland
 Urban Growth Property Trust                                     Maryland
         Storage USA, Inc.                                       Tennessee
         Regency Realty Corporation                              Florida

         Security Capital European Realty                        Luxembourg
         Access Self Storage Holdings S.A.                       Luxembourg
         Akeler Holdings S.A.                                    Luxembourg
         B.  C.  Holdings S.A.                                   Luxembourg
         Interparking Holdings S.A.                              Luxembourg
         City & West End Property Holdings S.A.                  Luxembourg
         London and Henley Holdings S.A.                         Luxembourg
         Millers Storage Holdings S.A.                           Luxembourg

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